EXHIBIT 10


Memorandum of Agreement entered into at Montreal, Quebec as of this 6th day of April, 2000

BETWEEN:

                  THE TORONTO-DOMINION BANK
                  ("the Bank")


AND:              9066-4871 QUEBEC INC.
                  c.o.b. Planet 411.com
                  (the "Master Merchant")



Definitions - All capitalized terms used in this Master Merchant Agreement which are not defined herein shall have the meaning ascribed thereto in the Agreement.

"Agreement"  means  the  Toronto-Dominion   Bank  Electronic  Commerce  Merchant
Services Agreement in the form attached hereto as Schedule 1 or as amended in accordance with the terms of the Agreement or by mutual agreement in writing.

"Application" means all information, documentation and properly completed forms required by the Bank, in its sole discretion, from time to time, in order to determine, in its discretion whether to provide Merchant Services to a Proposed Merchant.

"Merchant Services" means the provision by the Bank of services enabling the Merchants to accept Charge Cards and Other Cards to pay for merchandise and services in accordance with the terms of the Agreement.

"Proposed Merchant" means a person who the Master Merchant proposes to, with the Bank, enter into an Agreement for the provision of Merchant Services.

1. The Master Merchant and the Bank hereby agree to be bound by the terms of the Agreement attached hereto as Schedule 1.

2. The Bank shall review Applications submitted by the Master Merchant and Proposed Merchants and, in its sole discretion, decide the following:

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     a)   whether to offer or decline to offer  Merchant  Services to a Proposed
          Merchant;

     b) the terms on which it chooses from time to time to offer Merchant Services to a Proposed Merchant including, without limitation, the Discount Rate and Holdback Amount; and

     c) whether to negotiate with, terminate negotiation with, deal on any terms with to provide Merchant Services or to terminate the provision of Merchant Services to any Proposed Merchant or Merchant.

3. The Master Merchant is not an agent of the Bank. The signing of an Agreement by the Master Merchant and a Proposed Merchant shall not bind the Bank until the Bank signs the Agreement.

4. The Parties hereto hereby acknowledge that they have required this agreement and all related documents to be drawn up in the English language. Les parties reconnaissent avoir demande que le present contrat ainsi que les documents qui s'y rattachent soient rediges en langue anglaise.


IN WITNESS WHEREOF, the parties have signed this Agreement, as of the date above written.

THE TORONTO-DOMINION BANK


per:              /s/ Guy Beauregard
Name:             Guy Beauregard
Title:            Manager, Commercial Visa Services

I have the authority to bind the Bank.



9066-4871 QUEBEC INC.
c.o.b. Planet 411.com


per:              /s/ Stephane Chouinard
Name:             Stephane Chouinard
Title:            Director

I have authority to bind the Corporation.



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Schedule 1

THE TORONTO-DOMINION BANK ELECTRONIC COMMERCE MERCHANT SERVICES AGREEMENT entered into as of this day of , 2000


BETWEEN:          9066-4871 QUEBEC INC.,
                  c.o.b. Planet 411.com
                  (the "Master Merchant")

AND:
                  (the "Merchant")

AND:              THE TORONTO-DOMINION BANK
                  (the "Bank")



1.       DEFINITIONS

The following terms used in this Agreement shall have, except where inconsistent with the context, the following meanings:

(a) "Business Day" means any day, other than a Saturday, Sunday or statutory holiday observed in the Province in which this Agreement was executed unless another Province is indicated herein;

(b) "Cardholder" means a person, other than the Master Merchant, the Merchant or a person who is not at arm's length with the Master Merchant or the Merchant, whose name is embossed on a Charge Card or Other Card or a person whose signature appears in the signature panel on the reverse of a Charge Card or Other Card;

(c) "Charge Card" means an unexpired VISA card bearing distinctive Blue, White and Gold colour bands with which the Merchant hereby acknowledges it is familiar;

(d) "Chargeback Account" means a Bank account held by the Master Merchant referred to in Paragraph 19.4 of this Agreement wherein the amount of Transactions charged back by the Bank to the Merchant shall be debited in the discretion of the Bank.

(e) "Cut-over" means the time selected by the Master Merchant and agreed to by the Bank to be the time from which transactions start to be considered as having been made the next Business Day in Ontario for the purpose of Section 3.1 hereto, which time may be changed at the discretion of the Bank with Special Notice to the Master Merchant;

(f) "Discount Rate" means the merchant discount rate payable for each Transaction to the Bank, expressed as a percentage, which is set by the Bank and provided to the Master Merchant and the Merchant from time to time;

(g) "Electronic Commerce Facilities" means the Master Merchant's computer software and hardware and all other computer software and hardware that enables the processing of Electronic Commerce Transactions over the Internet;

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(h)      "Electronic  Commerce  Transaction"  means a  Transaction  between  the
         Merchant and a Cardholder over the Internet using Electronic Commerce Facilities;

(i) "Holdback Account" means the Bank account with the Bank referred to in Paragraph 19.3 held by the Master Merchant into which the Holdback Amount and proceeds of Electronic Commerce Transactions of other Merchants contracting with the Master Merchant and the Bank are deposited and over which account funds the Bank holds security and which shall at all times be separately accounted for;

(j) "Holdback Amount" means the amount of the Merchant's Electronic Commerce Transaction proceeds to be maintained in the Holdback Account as set out in Schedule "A" to this Agreement;

(k) "Master Merchant Account" means the Bank account held by the Master Merchant referred to in Paragraph 19.1 of this Agreement and any other Bank account(s) as designated by the Bank and the Master Merchant;

(l) "Master Merchant Agreement" means the Agreement between the Bank and the Master Merchant dated April 6th, 2000;

(m) "Merchant Account" means the bank account held by the Merchant referred to in Paragraph 19.2 of this Agreement;

(n)      "Merchants'   Agreement"   means   all   agreement(s)   governing   the
         relationship between the Master Merchant and the Merchant;

(o) "Other Card" means any credit card which is not a Charge Card, which the Merchant is obliged by agreement with a Third Party or the Bank to honour, and which such Third Party and the Bank agree may be processed through the Electronic Commerce Facilities;

(p) "Sale" and "Sell" mean selling, renting or otherwise distributing merchandise or services;


(q) "Special Notice" means notice in accordance with Paragraph 16.2 of this Agreement;


(r) "Transaction" means the sale of merchandise or services by the Merchant initiated by use of a Charge Card or Other Card;

(s) "Third Party" means a person with whom the Merchant has an agreement to honour an Other Card.


2.       ELECTRONIC COMMERCE PROCEDURES

2.1 The Merchant shall offer merchandise and/or services for sale to Cardholders by means of the Merchant's website on the Internet. Cardholders may pay for merchandise or services with a Charge Card or Other Card by means of the Electronic Commerce Facilities.

2.2 The Master Merchant and the Merchant shall act on all instructions communicated from time to time by the Bank to the Master Merchant and the Merchant by means of the Electronic Commerce Facilities.

2.3 The Master Merchant and the Merchant shall not charge any sum to a Cardholder and shall not submit or permit to be submitted to the Bank an Electronic Commerce Transaction that has not first been authorized by the Bank by means of the Electronic Commerce Facilities.

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                                       3



2.4 The Electronic Commerce Facilities shall permit the Cardholder to submit the following required information to the Bank with respect to a proposed Electronic Commerce Transaction:

         a)       number of the Charge Card or Other Card

         b)       expiry date of the Charge Card or Other Card

         c)       name of Cardholder

         d)       amount to be charged by Cardholder

2.5 With respect to a proposed Electronic Commerce Transaction, the Electronic Commerce Facilities shall provide the Bank with the name of the Merchant and the Merchant's number assigned by the Bank.

2.6 The Master Merchant and the Merchant shall provide a Cardholder with an electronic confirmation of the Transaction by way of the Electronic Commerce Facilities if the Electronic Commerce Transaction has been authorized by the Bank.

2.7 Following authorization of an Electronic Commerce Transaction by the Bank, the Master Merchant and the Merchant shall provide the Bank with confirmation by means of the Electronic Commerce Facilities when the delivery of merchandise and/or services to the Cardholder has commenced, whereupon the Bank shall process the Electronic Commerce Transaction for settlement unless the authorization has expired. If an authorization has expired, the Electronic Commerce Transaction shall be re-submitted for authorization.

2.8 The Master Merchant and the Merchant shall use the Electronic Commerce Facilities in order to process refunds to Cardholders with respect to merchandise and/or services purchased by means of an Electronic Commerce Transaction and rejected or otherwise returned by Cardholders.

3.       SETTLEMENT

3.1 Settlement effected by the Bank for Electronic Commerce Transactions processed prior to the Cut-over and prior to 11:30 p.m. in Toronto, Ontario shall be credited on the same Business Day as the Master
         Merchant and the Merchant confirm to the Bank by means of the Electronic Commerce Facilities that delivery of merchandise and/or services to the Cardholder has commenced. Settlement effected by the Bank after 11:30 p.m. in Toronto, Ontario shall be credited on the next Business Day in Ontario after the day on which the Master Merchant and the Merchant confirm to the Bank by means of the Electronic Commerce Facilities that delivery of merchandise and/or services to the Cardholder has commenced.

3.2 Settlement for Electronic Commerce Transactions by the Bank shall be initiated by the Bank as follows:

         a) If there is less than the Holdback Amount in the Holdback Account at the time of settlement, the Bank shall: (i) credit to the Holdback Account 25% of the face amount of the Merchant's gross Electronic Commerce Transactions; and (ii) credit to the Master Merchant Account 75% of the face amount (including sales taxes, if any) of all the Merchant's gross Electronic Commerce Transactions less the face amount of all refunds: Provided however, that the Bank, may first credit 100% of the gross Electronic Commerce Transactions either to the Holdback Account or the Master Merchant Account and on the

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                                       4


                  next Business Day in Ontario credit and debit the appropriate 25% or 75% of the Merchant's gross Electronic Commerce Transactions to the appropriate account.

         b) If there is the Holdback Amount in the Holdback Account at the time of settlement, the Bank shall credit to the Master Merchant Account 100% of the face amount (including sales taxes, if any) of the Merchant's gross Electronic Commerce Transactions less the face amount of all refunds.

3.3 The Bank may in its sole discretion and from time to time increase or decrease the Holdback Amount upon providing two (2) Business Days Special Notice to the Master Merchant and notice to the Merchant.

3.4 The Master Merchant and the Merchant hereby grant to the Bank a continuing collateral security interest in all amounts contained in the Holdback Account as security for its obligations both present and future to the Bank hereunder and the Master Merchant and the Merchant shall grant to the Bank a moveable hypothec thereon in accordance with the laws of the Province of Quebec.

3.5 The Bank reserves the right, in its discretion, to deduct and retain from the Master Merchant Account, the Holdback Account and the Merchant Account the amount of any chargeback, fee or any other sum payable according to the terms of this Agreement. Provided, however, that the Bank shall not chargeback an Electronic Commerce Transaction after one year from the date of the particular Electronic Commerce Transaction.

3.6 The Bank reserves the right to retain funds on deposit in the Holdback Account, Master Merchant Account and Merchant Account for a period of one (1) year after the termination of this Agreement, in respect of chargeback liability incurred after the termination of this Agreement. The Bank further reserves the right to freeze funds in the Holdback
         Account, Master Merchant Account and Merchant Acccount due to chargeback liability, fraud, alleged fraud, bankruptcy or insolvency of the Master Merchant or Merchant during the term of this Agreement with Special Notice to the Master Merchant. Funds remaining, if any, in any of the above accounts and interest accrued thereon in accordance with the Bank's account agreement shall be released by the Bank to the Master Merchant Account within one (1) year after the termination of this Agreement.

3.7 The Master Merchant shall settle Electronic Commerce Transactions with the Merchant by transferring funds from the Master Merchant Account to the Merchant Account in accordance with the terms of the Merchants' Agreement. The Merchant acknowledges that all Electronic Commerce Transactions shall be settled between the Bank and the Master Merchant with payment to bank accounts of the Master Merchant. The Merchant shall deal directly with the Master Merchant to obtain proceeds of Electronic Commerce Transactions.

3.8 Subject to paragraphs 3.3, 3.4, 3.5, and 3.6 the Bank shall transfer all proceeds of the Merchant including, without limitation, accrued interest in accordance with the Bank's account agreement held in the Holdback Account constituting an amount greater than the Holdback Amount to the Master Merchant Account to be settled between the Master Merchant and the Merchant in accordance with the terms of the Merchants' Agreement.

3.9      All  deposit  figures are subject to final audit by the Bank within one
         (1) year of a particular deposit, and in the case of any inaccuracies, the Bank may debit or credit the Master Merchant Account, Holdback Account or Merchant Account following Special Notice to the Master Merchant including an explanation of any inaccuracy.

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                                       5




3.10 The Bank will allow the Master Merchant to have chargebacks debited to the Chargeback Account. However, the Bank retains the right to cease allowing chargebacks to be debited to the Chargeback Account upon two
         (2) Business Days Special Notice to the Master Merchant.

4.       THE MASTER MERCHANT'S AND THE MERCHANT'S RESPONSIBILITIES

4.1 The Merchant shall sell merchandise or services to the Cardholder at a unit price not in excess of the Merchant's ticketed or posted price for such merchandise or service;

4.2 The Master Merchant and the Merchant shall not impose any fee or other charges for the use of the Charge Card or Other Card as a means of payment;

4.3 The Master Merchant and the Merchant shall not require a minimum amount of merchandise be purchased or services performed before accepting the Charge Card or Other Card;

4.4 When the Cardholder authorizes the Master Merchant and/or the Merchant to charge purchases, fees or expenses to the account of the Cardholder, the Master Merchant and the Merchant shall retain such authorization and deliver such authorization to the Bank upon request;

4.5 The Master Merchant and the Merchant shall not make any cash advance to a Cardholder, the Master Merchant, the Merchant or any other person as a part of an Electronic Commerce Transaction, or include the amount of any cash advance in the sum being invoiced to a Cardholder;

4.6 The Master Merchant and the Merchant shall not attempt to reduce or disguise the amount of any Electronic Commerce Transaction by the use of multiple Transactions (known as split ticketing);

4.7 The Master Merchant and the Merchant shall not disclose or remit to any third party the names or account numbers appearing on a Charge Card or Other Card or any documentation or form evidencing any such names or numbers.

4.8 The Master Merchant and the Merchant shall retain, for a period of eighteen (18) months, all evidence and records of Electronic Commerce Transactions, including all evidence of the delivery of merchandise and/or services to Cardholders. Within eight (8) Business Days, of a request by the Bank, the Master Merchant and the Merchant shall provide the Bank with any such documentation.

4.9 The Master Merchant and the Merchant shall not sell any of the following merchandise or services:
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                                       6


         a)       lottery tickets;

         b)       escort and dating services;

         c)       adult telephone call services;

         d)       collection agency services;

         e)       cheque cashing services;

         f)       adult videos;

         g)       massage parlour services;

         h)       time share sales;

         i)       gambling;

         j)       extended car warranties except major car dealerships;

         k)       weight loss vitamins and pills;

         l)       cult material;

         m)       pre-paid telephone cards;

         n)       bail;

         o)       credit reporting;

         p)       resume preparing services;

         q)       pyramid sales;

         r)       satellite television sales, except if legal in Canada; and

         s) any other merchandise or services as advised by the Bank by Special Notice to the Master Merchant and notice to the Merchant from time to time in its absolute discretion except for existing merchandise or services being sold by the Merchant as approved by the Bank.

4.10 The Master Merchant and the Merchant shall ensure that the Merchant's website shall contain at a minimum the following:

         a) a complete description of merchandise and services being offered;

         b)       return and refund policies;

         c) all customer service contact information including but not limited to electronic mail address or telephone number;

         d) country and transaction currency, for example, by indicating that prices are payable in Canadian dollars;
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                                       7


         e)       export restrictions if applicable;

         f)       delivery policy;

         g)       country  in  which  Merchant  is  officially   registered  and
                  located; and

         h)       subject  to  paragraph  4.11,  a   representation   indicating
                  acceptance of Charge Cards which uses the Bank's name, Visa name, and the Blue, White and Gold colour bands design.

4.11 The Master Merchant and the Merchant agree to submit to the Bank for its prior approval any representation on the Merchant's website or any advertising by the Master Merchant or the Merchant which uses the VISA name, the Blue, White and Gold colour bands design, the name or trademarks of the Bank or any representation of any of them. The Master Merchant or the Merchant may not indicate or imply that VISA or the Bank endorse any of the Master Merchant's or the Merchant's merchandise or services. The Master Merchant or the Merchant may not indicate or imply that VISA or the Bank endorses or certifies the safety or security of the Electronic Commerce Facilities except with the Bank's express prior written consent.

4.12 The Master Merchant and the Merchant shall not submit to the Bank for settlement an Electronic Commerce Transaction that the Bank has notified the Master Merchant and the Merchant not to honour.

4.13 The Master Merchant and the Merchant shall not submit or permit to be submitted an Electronic Commerce Transaction for authorization and settlement to any other financial institution or processing agent in Canada other than through the Bank.

4.14 The Master Merchant and the Merchant shall not attempt to receive or receive credit or payment more than once from the Bank or from any source with respect to the same Electronic Commerce Transaction.

4.15     The Master  Merchant  and the Merchant  shall not submit an  Electronic
         Commerce   Transaction   in  respect  of   fictitious   or   fraudulent
         Transactions.

4.16     The  Master  Merchant  and  the  Merchant  shall  not  factor,  sell or
         otherwise  transmit   Electronic  Commerce   Transactions   (except  as
         permitted in this Agreement).

4.17 The Master Merchant and the Merchant shall not submit or permit to be submitted any Electronic Commerce Transactions that do not relate to Transactions of the Merchant. Provided that the Master Merchant may submit Electronic Commerce Transactions to the Bank with respect to another merchant in accordance with other Electronic Commerce Merchant Agreements between the Master Merchant, other merchants and the Bank.

4.18 The Master Merchant and the Merchant agree to comply, and take all necessary and advisable measures to ensure that their personnel comply with all the terms of this Agreement and with all rules, instructions, manuals and procedures which the Bank may issue pursuant to paragraph 15 of this Agreement.

5.       REFUSALS AND CHARGE BACKS

5.1 Notwithstanding any approval of an Electronic Commerce Transaction which may be given by or on behalf of the issuer of a Charge Card or Other Card, the

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         Bank may  charge  back to the Master  Merchant  Account,  the  Holdback
         Account, Chargeback Account and/or Merchant Account or refuse to credit the Master Merchant Account, the Holdback Account, Chargeback Account and/or Merchant Account in whole or in part, the total amount of any Electronic Commerce Transaction in any of the following circumstances (and shall notify the Master Merchant and the Merchant of any such refusal or chargeback):

         (a)      the   merchandise   sold   by  way  of   Electronic   Commerce
                  Transaction,

                  (i) has been returned to the Merchant or has not been received by the Cardholder; or

                  (ii) has been claimed by the Cardholder to have been returned to the Merchant, or not to have been received;

         (b) the Cardholder claims that the merchandise or services sold by way of Electronic Commerce Transaction have not been received, are not as described, are defective or were returned and the Master Merchant or the Merchant failed to provide a refund to the Cardholder;

         (c) the Electronic Commerce Transaction is or is alleged by the Cardholder to be illegal, null or invalid;

         (d) the Cardholder has disputed the authorization, authenticity or validity of any Electronic Commerce Transaction;

         (e) the Bank has credited the Master Merchant or the Merchant more than once for the same Electronic Commerce Transaction;

         (f) the Master Merchant or the Merchant have done anything prohibited by the terms of this Agreement;

         (g)      the  Master   Merchant  or  the  Merchant  have  defrauded  or
                  attempted to defraud the Bank;

         (h) the Master Merchant or the Merchant have failed to comply with this Agreement;

         (i) the Electronic Commerce Transaction utilizes a Credit Card or Other Card which the Bank has notified the Master Merchant or the Merchant in advance not to honour;

         (j) the Credit Card or Other Card used in an Electronic Commerce Transaction was refused an authorization by the Bank; or

         (k) any other circumstance in respect of which the Bank in good faith deems it appropriate to refuse such credit or make such chargeback.

5.2 The Master Merchant and the Merchant acknowledge that Electronic Commerce Transactions carry a greater risk of repudiation by Cardholders and refusals and chargebacks by the Bank because the Transaction is conducted over the Internet and not in an environment where a Merchant and a Cardholder are both present in person and a Charge Card or Other Card is presented in order to complete a Transaction.

         5.3 In particular, an Electronic Commerce Transaction does not allow for the following:

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                                       9



         a)       inspection of merchandise or services by the Cardholder;

         b) inspection by the Merchant of Charge Cards or Other Cards including the account number, name, expiry date and signature;

         c)       signing of an imprinted sales draft by the Cardholder; and

         d) comparison of signature on sales draft with signature on Charge Cards or Other Cards.

5.4 The Master Merchant and the Merchant shall bear the risk of refusals and chargebacks that are related in any way to the differences between an Electronic Commerce Transaction and a Transaction that is not an Electronic Commerce Transaction as set out in paragraphs 5.2 and 5.3 herein.

5.5 The Bank shall give the Master Merchant and the Merchant particulars of any Electronic Commerce Transaction which the Bank has refused to pay or has charged back to the Master Merchant or the Merchant.

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                                       10





6.       ELECTRONIC COMMERCE FACILITIES AND SECURITY

6.1 The Master Merchant and the Merchant acknowledge that the Master Merchant is the owner or the authorized user of the Electronic Commerce Facilities and that the Bank shall not be liable for any claims, losses, costs, damages, and expenses resulting from the use of the Electronic Commerce Facilities.

6.2 The Electronic Commerce Facilities shall operate such that only the Bank shall have access through the Electronic Commerce Facilities to Charge Card and Other Card particulars. Any Cardholder information that is obtained by the Master Merchant or the Merchant through the Electronic Commerce Facilities shall only be used by the Master
         Merchant and the Merchant in accordance with the terms of this Agreement.

6.3 The Master Merchant shall be responsible to ensure that the Electronic Commerce Facilities operate securely so as to protect Cardholders from the unauthorized disclosure of information with respect to Charge Cards or Other Cards.

6.4 The Bank has the right at the commencement of this Agreement and in its absolute discretion at any time thereafter with one (1) Business Day prior Special Notice and during business hours, to inspect and certify the Electronic Commerce Facilities in accordance with security specifications determined by the Bank. The Master Merchant and the Merchant agree to allow the Bank's employees and agents with one (1) Business Day prior Special Notice and during business hours to have access to the Master Merchant and the Merchant's premises and to the Electronic Commerce Facilities as required for inspection and certification. With respect to Electronic Commerce Facilities that are not located in the Master Merchant's premises, the Master Merchant shall provide full cooperation and assistance to facilitate access by the Bank as soon as possible to such Electronic Commerce Facilities as required for inspection and certification.

6.5 The Bank has the right in its absolute discretion, at any time upon providing prior Special Notice to the Master Merchant and a reasonable period of time for implementation by the Master Merchant, to change the security certification standards that must be met by the Master Merchant with respect to the Electronic Commerce Facilities. No change shall be made to the security standards of the Electronic Commerce Facilities as certified by the Bank without the prior inspection and certification of the Bank. The Master Merchant acknowledges and agrees that it may be charged for the Bank's costs in inspecting and certifying changes that the Bank did not require be made to the security standards of the Electronic Commerce Facilities.

6.6 If at any time the security standards of the Electronic Commerce Facilities do not comply with the Bank's standards, the Bank may immediately require and the Merchant and the Master Merchant shall forthwith suspend operation of the Electronic Commerce Facilities until such time as the Bank permits the Electronic Commerce Facilities to be re-activated. The Master Merchant shall be provided a minimum of ten
         (10) days from the date that the Bank required that the Master Merchant suspend operation of the Electronic Commerce Facilities in order to comply with the Bank's security standards.

         If the Electronic Commerce Facilities do not comply with the Bank's security standards within ten (10) days from the date that the Bank required that the Master Merchant suspend operation of the Electronic Commerce Facilities or such additional period of time as determined by the Bank, in its absolute discretion, the Bank may terminate this Agreement with simultaneous Special Notice to the Master Merchant and the Merchant.

         Provided further, that if the Master Merchant and Merchant do not suspend operation of the Electronic Commerce Facilities in accordance with a requirement by the Bank, the Bank may terminate this Agreement with simultaneous notice to the Master Merchant and Merchant

7.       FEES

7.1 The Master Merchant and the Merchant agree to pay the Bank for its services hereunder fees as set out in this Agreement which may be revised from time to time by the Bank upon prior Special Notice to the Master Merchant and notice to the Merchant. All fees, charges or adjustments together with all applicable taxes applicable thereto (if any) may be deducted from the amounts due to the Merchant hereunder or may be charged to the Master Merchant Account, the Holdback Account and the Merchant Account.

7.2 For Charge Card services provided by the Bank to the Master Merchant or the Merchant hereunder, the Merchant agrees to pay the Discount Rate and other fees as set out in Schedule "A" attached hereto, which charges are exclusive of any taxes that may apply in relation thereto.

7.3 All fees, charges and adjustments payable by the Master Merchant or the Merchant, the amount of any charge-back or credit issued by the Master Merchant or the Merchant and any other liability to the Bank in accordance with this Agreement shall constitute a debt for which the Master Merchant and the Merchant are jointly and severally liable and payable on demand to the Bank for which the Bank may debit the Master Merchant Account, Holdback Account and Merchant Account with the Bank, without prior written notice to the Merchant. In the event that any such debit results in an account overdraft, the Master Merchant and the Merchant will, on demand, pay the Bank the amount of such overdraft, together with applicable interest in accordance with the Bank's account agreement.

8.       DISPUTES

The Master Merchant and the Merchant shall maintain a fair policy for the exchange or return of, or adjustments on, merchandise and services purchased by Charge Card or Other Card. Any claim or dispute as to quality, receipt, price or satisfaction of such merchandise and services shall be settled directly between the Master Merchant, the Merchant and Cardholder provided, however, that if any refund or other money adjustment is payable by the Merchant to the Cardholder, such refund or adjustment shall be made forthwith using the Electronic Commerce Facilities unless the amount of such Transaction has not been credited to the Holdback Account or the Master Merchant Account by the Bank or has been charged back to the Merchant.

9.       RIGHT TO RECEIVE PAYMENT

Except for Electronic Commerce Transactions presented to the Bank the amount of which the Bank has refused to credit the Master Merchant Account or has charged back to the Master Merchant or the Merchant, the Master Merchant and the Merchant shall have no right to receive payment in respect of an Electronic Commerce Transaction from any party except the Bank in accordance with the terms of this Agreement. Provided, however, that the Merchant shall have a right to receive payment for Electronic Commerce Transactions from the Master Merchant in accordance with the terms of this Agreement and the Merchants' Agreement.

10.      ACCESS TO  INFORMATION

10.1 The Master Merchant and the Merchant agree that, in the Bank's sole discretion, the Bank may obtain from or provide to others whatever commercial, credit or other information the Bank deems appropriate with respect to the Master Merchant, the Merchant and the principals of the Merchant. Provided, however, that the Bank shall not provide information about the Merchant or the principals of the Merchant to a competitor of the Master Merchant.

10.2 The Bank shall have the right during business hours and upon providing prior Special Notice to the Master Merchant and notice to the Merchant to have access to, examine, and verify all records of the Master
         Merchant and the Merchant pertaining to Electronic Commerce Transactions processed under this Agreement.

10.3 The Master Merchant and the Merchant shall not, without the Bank's and Cardholder's consent, sell or provide to, purchase from or exchange with any third party any Cardholder names, account numbers, addresses nor any other information obtained from and appearing on Charge Cards and Other Cards used in Electronic Commerce Transactions.

11.      SURVIVAL

The  provisions  of  paragraphs  3.2,  3.4, 3.5, 3.6, 3.8, 3.9, 4.8, 10.3 and 14 shall survive the termination of this Agreement.

12.      WAIVER

Any waiver by the Bank of any of the provisions of this Agreement shall not constitute a waiver of any other provision (whether similar or not), nor shall such waiver constitute a continuing waiver of that particular provision unless otherwise expressly provided by the Bank in writing.

13.      BINDING AGREEMENT

This Agreement shall be binding upon the parties, their heirs, successors and assigns, provided however that this Agreement shall not be assigned by the Master Merchant or the Merchant without the written consent of the Bank. The Bank may assign any of its obligations hereunder without the Master Merchant's or the Merchant's consent. Provided, however, that the Master Merchant shall be provided sixty-five (65) days prior Special Notice by the Bank specifying the proposed assignee prior to an assignment of this Agreement by the Bank.

14.      INDEMNIFICATION AND RELATIONSHIP

14.1 The Master Merchant and the Merchant will indemnify the Bank against and hold it harmless from all claims, of whatsoever nature by any Cardholder arising out of any Transaction including without limitation any Electronic Commerce Transaction unless arising due to the Bank's gross negligence or misconduct.

14.2 The Master Merchant and the Merchant will indemnify the Bank against and hold it harmless from all claims arising from:

         (a) the failure of the Electronic Commerce Facilities to operate properly;

         (b) the unauthorized disclosure by the Master Merchant, the Merchant or their personnel of information with respect to Charge Cards or Other Cards; and

         (c) the failure of the Master Merchant, the Merchant or their personnel to use the Electronic Commerce Facilities in accordance with the terms of this Agreement, the Bank's rules, instructions and procedures in effect from time to time that the Master Merchant and Merchant had advance notice in writing.

14.3 The Master Merchant and the Merchant acknowledge that their relationship is governed by the Merchants' Agreement and this Agreement and that the Bank is not responsible for the failure of the Master Merchant or the Merchant to deal with each other in accordance with the terms of the Merchants' Agreement and this Agreement.

14.4 The Master Merchant and the Merchant will indemnify the Bank against and hold it harmless from all claims of whatsoever nature arising between the Master Merchant and the Merchant.

14.5 This Agreement, the Merchants' Agreement, the Master Merchant Agreement and the relationship between the Master Merchant and the Merchant and the Bank is not intended to be and shall not be construed as a general partnership, limited partnership, joint venture, corporation, company, joint stock company or agency relationship. The Master Merchant is not intended to be and shall not be the agent of the Bank in any dealings with the Merchant.

15.      PROCEDURES

The Bank may, from time to time upon providing five (5) Business Days prior Special Notice to the Master Merchant and notice to the Merchant, issue directions in writing regarding the procedure to be followed in carrying out this Agreement or require amendments to this Agreement as required by Visa regulations, legislation, including without limitation, applicable privacy legislation, and security requirements of the Bank, and such directions and amendments shall be binding upon the Master Merchant and the Merchant after the five (5) Business Days notice thereof unless the Master Merchant or the Merchant elect to give immediate Special Notice of cancellation of this Agreement.

16.      NOTICES

16.1 Any notice to be given hereunder shall be in writing and be delivered personally or sent by prepaid first class mail, registered mail, courier or facsimile to a party unless indicated herein that Special Notice shall be given in accordance with paragraph 16.2 of this Agreement.

16.2 Special Notice to be given hereunder shall be in writing and be delivered personally or by courier and shall use all reasonable efforts to also send the Special Notice by facsimile to a party.

16.3 The addresses for notices and Special Notices to the parties are as follows:

         To the Master Merchant: at the Master Merchant's last recorded address and facsimile number appearing in the Bank's records as notified by Special Notice by the Master Merchant to the Bank.

         To the Merchant: at the Merchant's last recorded address and facsimile number appearing in the Bank's records.

         To the Bank:      Eastern TD Visa Centre
                           500 St.-Jacques W., 3ridFloor
                           Montreal, Quebec
                           H3C 3B3

         or as notified by Special Notice to the Master Merchant and regular notice to the Merchant.

16.4 Notices sent by regular mail in accordance with paragraph 16.1 herein shall be deemed to have been received within five (5) Business Days after mailing, except in the event of postal service interruption, in which case such notices shall be sent by Special Notice.

16.5 Notices or Special Notices delivered personally, or sent by registered mail, courier or facsimile shall be deemed to have been received the next Business Day after being sent.

17.      TERMINATION AND AMENDMENT

17.1 This Agreement shall remain continuously in full force and effect unless terminated

         (i) by any party at any time upon sixty (60) days Special Notice to the other party;

         (ii) by the Bank in the event of any failure by the Master Merchant or the Merchant to comply with this Agreement or the Master Merchant Agreement provided that the Master Merchant or the Merchant have failed to take reasonable steps to rectify such failure to comply with this Agreement within five (5) Business Days of being provided by the Bank with Special Notice of such failure to comply with this Agreement; or

         (iii) by the Bank simultaneously with Special Notice being sent to the Master Merchant and the Merchant, if the Master Merchant or the Merchant fail to maintain the minimum credit standard established by the Bank for the Merchant's account from time to time or due to fraud, alleged fraud, bankruptcy or insolvency of the Master Merchant or the Merchant.

         (iv) by the Bank pursuant to paragraph 6.6 herein if the security standards of the Electronic Commerce Facilities do not comply with the Bank's standards.

17.2 Subject to paragraphs 7.1 and 15, this Agreement may not be amended except by written agreement between the Bank and the Master Merchant with prior written notice to the Merchant.

17.3 All obligations of the parties in respect of any event which occurred prior to the date of termination of this Agreement shall survive such termination. Upon such termination, all forms, equipment and material including the Merchant's website bearing or depicting the name or trade mark of the Bank, the name VISA, the Blue, White and Gold colour bands design or any representation of any of them shall be returned to the Bank and removed from the Merchant's website and all websites of the Merchant and Master Merchant forthwith and the Master Merchant and the Merchant thereafter shall not represent that Charge Cards will be honoured.

18.      ENTIRE AGREEMENT AND OTHER AGREEMENTS

18.1 This Agreement between the Bank, Master Merchant and the Merchant constitutes the entire agreement between the parties with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements, written or oral, between the parties with respect to the subject matter hereof. Provided, however, that the Merchants' Agreement and the Master Merchant Agreement also govern the relationship between the parties.

18.2 The Merchants' Agreement shall not have terms that are inconsistent or conflict with the terms of this Agreement or the Master Merchant Agreement and the Bank may require that any such inconsistent or conflicting terms be removed from the Merchants' Agreement. Whether or not inconsistent or conflicting terms are removed from the Merchants' Agreement, the terms of this Agreement and the Master Merchant Agreement shall prevail over any inconsistent or conflicting provisions contained in the Merchants' Agreement.

18.3 The Merchants' Agreement shall not violate any applicable laws, regulations, judgments or orders, Visa regulations and without limiting the foregoing, the parties hereto shall comply with all applicable laws and regulations relating to any person's right of privacy.

18.4 The Bank may request from time to time and the Merchant shall comply with any request by the Bank to review and obtain copies of the Merchants' Agreement.

19.      ACCOUNT

19.1 The Master Merchant Account for the purpose of this Agreement is: TD Bank Branch ___________________________________________________________
         _______________________________________________________________________
         _______________________________, account _____________________________.
         This account designation may be changed by the Master Merchant giving thirty (30) days prior Special Notice to the Bank.

19.2     The Merchant Account for the purpose of this Agreement is: ____________
         _______________________________________________________________________
         ________________Branch_________________________________________________
         ______________, account ______________________________________________.
         This account  designation  may be changed by the Merchant giving thirty
         (30) days prior Special Notice to the Bank and the Master Merchant.

19.3 The Holdback Account for the purpose of this Agreement is: TD Bank Branch ________________________________________________________________
         _______________________________________________________________________
         ___________________________________, account _________________________.
         This account designation may be changed by the Master Merchant giving thirty (30) days prior Special Notice to the Bank.

19.4 The Chargeback Account for the purpose of this Agreement is: TD Bank Branch ________________________________________________________________
         _______________________________________________________________________
         ______________________________________, account ______________________.
         This account designation may be changed by the Master Merchant giving thirty (30) days prior Special Notice to the Bank.

19.5 Any accounts held in accordance with this Agreement at the Bank shall be subject to the Bank's usual charges, conditions and agreements.

20.      GOVERNING LAW

This Agreement shall be governed by and interpreted in accordance with the laws of the Province of Ontario and the laws of Canada applicable hereto.

21.      LANGUAGE

The Parties hereto hereby acknowledge that they have required this agreement and all related documents to be drawn up in the English language. Les parties reconnaissent avoir demande que le present contrat ainsi que les documents qui s'y rattachent soient rediges en langue anglaise.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed at _____________, __________ on this _______ day of _______ , 2000.



----------------------------------------
Merchant
By:
   -------------------------------------
Name:
       ---------------------------------
Title:
       ---------------------------------



----------------------------------------
Merchant
By:
   -------------------------------------
Name:
       ---------------------------------
Title:
       ---------------------------------

9066-4871 QUEBEC INC.,
c.o.b. PLANET 411 INC.


By:
   -------------------------------------
Name:
       ---------------------------------
Title:
       ---------------------------------

By:
   -------------------------------------
Name:
       ---------------------------------
Title:
       ---------------------------------


THE TORONTO-DOMINION BANK


By:
   -------------------------------------
Name:
       ---------------------------------
Title:
       ---------------------------------

                                  SCHEDULE "A"
                                FEES AND SECURITY




Merchant Discount Rate:               ______% of the gross sales value of Charge
Card Transactions


Processing fee for non-Visa Card
    transactions:
     $ _____   per transaction


Holdback Amount